UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 20, 2009

GREENE COUNTY BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Federal (State or Other Jurisdiction of Incorporation)	0-25165 (Commission File Number)	14-1809721 (I.R.S. Employer Identification No.)

302 Main Street, Catskill, NY 12414
 (Address of principal executive offices)

(518)-943-2600
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

Greene County Bancorp, Inc. announced that, effective February 20, 2009, its bank subsidiary, The Bank of Greene County (the “Bank”), transferred the Bank’s merchant bank card processing business to TransFirst LLC. for a cash payment of $1.65 million.  Following the transfer, TransFirst LLC. will continue to provide merchant bank card processing to merchant customers of the Bank but will now bear the costs, responsibilities and associated risks of administering the processing service.

Item 9.01      Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Shell company transactions: None

(d)	Exhibits: None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENE COUNTY BANCORP, INC.

Date: March 16, 2009                                                                 By: /s/ Donald E. Gibson
                                   Donald E. Gibson
                                                                                                                   President and Chief Executive Officer